Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income taxes
The components of the provision for income taxes are as follows:

Year ended December 31	2015	2016	2017
(in millions)	EUR	EUR	EUR

Netherlands	1,028.1	1,176.2	2,133.1
Foreign	520.5	515.2	312.8
Income before taxes	1,548.6	1,691.4	2,445.9

Provision for income taxes current	(73.7)	(66.5)	(343.0)
Provision for income taxes deferred	(5.9)	(70.6)	51.0
Provision for income taxes Netherlands	(79.6)	(137.1)	(292.0)

Provision for income taxes current	(42.4)	(91.4)	(24.1)
Provision for income taxes deferred	(39.4)	9.0	5.4
Provision for income taxes Foreign	(81.8)	(82.4)	(18.7)

Total provision for income taxes current	(116.1)	(157.9)	(367.1)
Total provision for income taxes deferred	(45.3)	(61.6)	56.4
Provision for income taxes	(161.4)	(219.5)	(310.7)

The Dutch statutory tax rate was 25.0 percent in 2017, 2016 and 2015. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The reconciliation of the provision for income taxes is as follows:

Year ended December 31	2015		2016		2017
(in millions)	EUR	% [1]	EUR	% [1]	EUR	% [1]

Income before income taxes	1,548.6	100.0%	1,691.4	100.0%	2,445.9	100.0%
Income tax provision based on ASML’s domestic rate	(387.2)	25.0%	(422.9)	25.0%	(611.5)	25.0%
Effects of tax rates in foreign jurisdictions	5.4	(0.3)%	(2.7)	0.2%	21.0	(0.9)%
Adjustments in respect of tax exempt income	31.3	(2.0)%	31.3	(1.9)%	24.0	(1.0)%
Adjustments in respect of tax incentives	205.6	(13.3)%	178.3	(10.5)%	272.5	(11.1)%
Adjustments in respect of prior years’ current taxes	(13.6)	0.9%	(4.7)	0.3%	(38.3)	1.6%
Adjustments in respect of prior years’ deferred taxes	6.0	(0.4)%	(6.6)	0.4%	40.9	(1.7)%
Movements in the liability for unrecognized tax benefits	(10.6)	0.7%	4.0	(0.2)%	(17.4)	0.7%
Tax effects in respect of acquisition related items	—	—%	8.8	(0.5)%	—	—%
Other credits and non tax deductible items	1.7	(0.1)%	(5.0)	0.3%	(1.9)	0.1%
Provision for income taxes	(161.4)	10.4%	(219.5)	13.0%	(310.7)	12.7%

1.	As a percentage of income before income taxes.
Income tax provision based on ASML’s domestic rate
The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the provision for income taxes that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there were no permanent differences between taxable base and financial results and no Dutch tax incentives were applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. The beneficial effect in 2017 compared to 2016 is due to the full year inclusion of the result of HMI (Taiwan based) with a lower statutory tax rate than The Netherlands.
Adjustments in respect of tax exempt income
In certain jurisdictions part of the income generated is tax exempted.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives relate to reduced tax rates in several jurisdictions, mainly consisting of the Dutch Innovation Box and the Dutch RDA. The Innovation box is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 5 percent (the rate will be increased to 7 percent as of 2018). The RDA is a tax incentive providing for an additional tax deduction for qualified (non-labor) cost incurred for R&D activities performed in the Netherlands. As of 2016, the RDA is converted from a corporate income tax credit into a wage tax credit reducing R&D costs. See Note 23 Research and development costs.
Adjustments in respect of prior years’ current taxes
The movements in the adjustments in respect of prior years’ current taxes for the years 2015, and 2016 are considered to be limited. In 2017 we agreed with the Dutch tax authorities to depreciate certain IP over time instead of at once. This explains the majority of the amount displayed and is mirrored in the adjustment in respect of priors years’ deferred taxes.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years’ deferred taxes for the years 2015, and 2016 are considered to be limited. In 2017 we agreed with the Dutch tax authorities to depreciate certain IP over time instead of at once. This explains the majority of the amount displayed and is mirrored in the adjustment in respect of priors years’ current taxes.
Movements in the liability for unrecognized tax benefits
In 2017, similar to prior years 2016 and 2015, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits.
Tax effects in respect of acquisition related items
In 2016, the tax effects mainly relate to the acquisition of HMI.
Other credits and non tax deductible items
Other credits and non tax deductible items reflect the impact on our statutory rates of permanent non tax deductible items such as non-deductible interest expense, and non-deductible meals and entertainment expenses, as well as the impact of various tax credits on our provision for income taxes. The total anticipated net impact of the US tax reform legislation has been included in other credits and non tax deductible items.
Income taxes recognized directly in shareholders’ equity
Income taxes recognized directly in shareholders’ equity (including OCI) are as follows:

Income tax recognized in shareholders’ equity	2015	2016	2017
(in millions)	EUR	EUR	EUR
Current tax
OCI (financial instruments)	(1.3)	1.2	(2.3)
Tax benefit from share-based payments [1]	(3.7)	(0.9)	—
Total income tax recognized in shareholders’ equity	(5.0)	0.3	(2.3)

1.
ASU No. 2016-09 is effective as per January 1, 2017. This requires all of the tax effects related to share based payments to be recorded through the Consolidated Statements of Operations. The comparative numbers have not been adjusted to reflect this change.

Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and total deferred tax position recorded on the Consolidated Balance Sheets is as follows:

As of December 31	2016	2017
(in millions)	EUR	EUR
Liability for unrecognized tax benefits	(136.4)	(148.8)
Deferred tax position	(225.5)	(147.4)
Deferred and other tax assets (liabilities)	(361.9)	(296.2)

Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We reserve for uncertain tax positions in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any uncertain tax position when disputed by the tax authorities. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We conclude that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2017, the liability for unrecognized tax benefits amounts to EUR 148.8 million (2016: EUR 136.4 million) which is classified as Non-current Deferred and other tax liabilities. If recognized, these tax benefits would affect our effective tax rate for approximately the equal amounts.
Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the Consolidated Balance Sheets as of December 31, 2017 amounted to EUR 34.9 million (2016: EUR 30.9 million). Accrued interest and penalties recorded in the Consolidated Statements of Operations of 2017 amounted to a tax charge of EUR 4.2 million (2016: EUR 5.8 million; 2015: EUR 0.2 million).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31	2016	2017
(in millions)	EUR	EUR

Balance, January 1	(71.5)	(105.5)
Gross increases – tax positions in prior period	—	(1.3)
Gross decreases – tax positions in prior period	3.1	3.4
Gross increases – tax positions in current period	(7.8)	(19.8)
Acquisitions through business combinations	(42.4)	—
Settlements	—	2.1
Lapse of statute of limitations	14.6	2.4
Effect of changes in exchange rates	(1.5)	4.8
Total liability for unrecognized tax benefits	(105.5)	(113.9)

We conclude our allowances for tax contingencies to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by EUR 10.1 million within the next 12 months, mainly as a result of expiration of statute of limitations.
We file income tax returns with the Dutch tax authority, the U.S. federal government, various U.S. states, and various foreign jurisdictions throughout the world. The Dutch tax return is open to examination for the years 2012 to 2017. In addition our U.S. federal and state tax returns remain open to examination for the years 2013 through 2017. Additionally, in relation to the tax credits in the US, the years 2008 through 2012 are open to examination. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse affect on our business, results of operations, or financial condition.

Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is as follows:

Deferred taxes	January 1, 2017	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2017
(in millions)	EUR	EUR	EUR	EUR
Deferred tax assets:
Capitalized R&D expenditures	9.5	(5.1)	(1.2)	3.2
R&D credits	35.8	12.6	(4.3)	44.1
Inventories	80.6	(24.0)	(10.1)	46.5
Deferred revenue	47.4	(20.6)	(5.8)	21.0
Accrued and other liabilities	59.3	(9.5)	(7.1)	42.7
Installation and warranty reserve	15.7	(2.7)	(1.9)	11.1
Tax effect carry-forward losses	8.5	(3.1)	0.3	5.7
Property, plant and equipment	11.0	(1.3)	(0.5)	9.2
Restructuring and impairment	0.7	(0.6)	(0.1)	—
Alternative minimum tax credits	5.1	—	(0.6)	4.5
Share-based payments	13.9	(4.5)	(1.7)	7.7
Other temporary differences	26.0	(8.9)	3.0	20.1
Total deferred tax assets, gross	313.5	(67.7)	(30.0)	215.8
Valuation allowance [1]	(42.4)	(11.9)	4.8	(49.5)
Total deferred tax assets, net	271.1	(79.6)	(25.2)	166.3

Deferred tax liabilities:
Intangible fixed assets	(432.4)	140.9	26.4	(265.1)
Property, plant and equipment	(44.7)	1.4	5.4	(37.9)
Borrowing costs	(1.8)	0.1	—	(1.7)
Other temporary differences	(17.7)	11.0	(2.3)	(9.0)
Total deferred tax liabilities	(496.6)	153.4	29.5	(313.7)

Net deferred tax assets (liabilities)	(225.5)	73.8	4.3	(147.4)

Classified as:
Deferred tax assets – non-current	34.9			31.7
Deferred tax liabilities – non-current	(260.4)			(179.1)
Net deferred tax assets (liabilities)	(225.5)			(147.4)

1.	The valuation allowance disclosed above relates to R&D credits and Tax effect carry-forward losses that may not be realized.

Deferred taxes	January 1, 2016	Acquisitions through business combinations	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2016
(in millions)	EUR	EUR	EUR	EUR	EUR
Deferred tax assets:
Capitalized R&D expenditures	12.6	—	(3.5)	0.4	9.5
R&D credits	46.1	—	(11.7)	1.4	35.8
Inventories	75.5	—	1.4	3.7	80.6
Deferred revenue	35.4	—	10.6	1.4	47.4
Accrued and other liabilities	47.3	—	9.4	2.6	59.3
Installation and warranty reserve	11.0	—	3.9	0.8	15.7
Tax effect carry-forward losses	21.1	—	(12.9)	0.3	8.5
Property, plant and equipment	7.2	—	3.4	0.4	11.0
Restructuring and impairment	1.9	—	(1.2)	—	0.7
Alternative minimum tax credits	6.1	—	(1.3)	0.3	5.1
Share-based payments	12.5	—	0.8	0.6	13.9
Other temporary differences	24.5	2.0	(1.2)	0.7	26.0
Total deferred tax assets, gross	301.2	2.0	(2.3)	12.6	313.5
Valuation allowance [1]	(29.9)	—	(10.7)	(1.8)	(42.4)
Total deferred tax assets, net	271.3	2.0	(13.0)	10.8	271.1

Deferred tax liabilities:
Intangible fixed assets	(225.5)	(144.5)	(52.3)	(10.1)	(432.4)
Property, plant and equipment	(40.3)	—	(2.2)	(2.2)	(44.7)
Borrowing costs	(1.9)	—	0.1	—	(1.8)
Other temporary differences	(4.1)	(15.5)	1.8	0.1	(17.7)
Total deferred tax liabilities	(271.8)	(160.0)	(52.6)	(12.2)	(496.6)

Net deferred tax assets (liabilities)	(0.5)	(158.0)	(65.7)	(1.3)	(225.5)

Classified as:
Deferred tax assets – current	133.2				—
Deferred tax assets – non-current	29.0				34.9
Deferred tax liabilities – current	(2.4)				—
Deferred tax liabilities – non-current	(160.3)				(260.4)
Net deferred tax assets (liabilities)	(0.5)				(225.5)

1.	The valuation allowance disclosed above relates to R&D credits and Tax effect carry-forward losses that may not be realized.
Tax effect carry-forward losses
The deferred tax assets from carry-forward losses recognized as per December 31, 2017 are fully reserved for.
Notional interest deduction stock in Belgium can generally be offset against future profits realized in the 7 years following the year in which the notional interest deduction stock occurs. There is no longer a taxable base (2016: EUR 6.5 million) of notional interest deduction and consequently no (2016: EUR 2.2 million) tax effect.